EXHIBIT 99.5


FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
LONG-TERM INVESTMENT MATRIX (1)
AS OF SEPTEMBER 30, 2001
(DOLLARS IN THOUSANDS)


The following chart shows the allocation of Friedman, Billings, Ramsey Group, Inc.'s long-term investments, as stated on the September 30, 2001 balance sheet, by sector and by managed fund and also shows the allocation of long-term investments in publicly traded and private securities. Managed funds are categorized by the value of the majority of their investments. In addition, from time to time, FBR Group implements risk management strategies, the value of which may not be included in the balance sheet line for long-term investments.


                                                   PUBLIC          PRIVATE           TOTAL
FINANCIAL                                       -------------   --------------   --------------
FBR Ashton, Limited Partnership                     $ 16,547         $      -         $ 16,547        15.2%
FBR Private Equity Fund, LP                              301            1,734            2,035         1.9%
FBR Future Financial Fund, LP                              -              721              721         0.6%
FBR Financial Services Partners, LP                      233            1,406            1,639         1.5%
Direct investment                                      2,514            1,099            3,613         3.3%
                                                -------------   --------------   --------------   ----------
                                                      19,595            4,960           24,555        22.5%

REAL ESTATE/MORTGAGE
FBR Asset Investment Corporation                      30,740            2,103           32,843        30.2%
Direct investment                                      5,517              243            5,760         5.3%
                                                -------------   --------------   --------------   ----------
                                                      36,257            2,346           38,603        35.5%

                                                -------------   --------------   --------------   ----------
Subtotal                                              55,852            7,306           63,158        58.0%
                                                -------------   --------------   --------------   ----------

TECHNOLOGY
FBR Technology Venture Partners, LP (2)                  456            2,369            2,825         2.6%
FBR Technology Venture Partners II                       534            2,759            3,293         3.0%
FBR CoMotion Venture Capital I, LP (3)                     -            1,813            1,813         1.7%
Capital Crossover Partners                             3,000                -            3,000         2.8%
DDL and related direct investments                         -            5,972            5,972         5.5%
Direct investment                                        104                -              104         0.1%
                                                -------------   --------------   --------------   ----------
                                                       4,094           12,913           17,007        15.7%
                                                -------------   --------------   --------------   ----------


DEBT                                            -------------   --------------   --------------   ----------
Direct investment (4)                                      -            7,500            7,500         6.9%
                                                -------------   --------------   --------------   ----------

OTHER
Braddock Partners, LP                                  4,920                -            4,920         4.5%
FBR Arbitrage, LLC                                    11,044                -           11,044        10.1%
FBR Weston, Limited Partnership                        1,552              147            1,699         1.6%
Third-party partnerships                                   -            1,442            1,442         1.3%
Other                                                    762            1,281            2,043         1.9%
                                                -------------   --------------   --------------   ----------
                                                      18,278            2,870           21,148        19.4%
                                                -------------   --------------   --------------   ----------

                                                -------------   --------------   --------------   ----------
TOTALS                                              $ 78,224         $ 30,589        $ 108,813       100.0%
                                                =============   ==============   ==============   ==========


(1) Excludes trading securities inventory.
(2) Amount is net of accrued Fund Manager Compensation expense ("FMC") of $280. Asset value before before FMC as of September 30, 2001 was $3,105.
(3) Amount is net of loans of $1,369 made by FBR Group to FBR CoMotion Venture
    Capital I, LP.
(4) Represents private debt of one issuer with a face amount of $7,500.